UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 22, 2024, NVIDIA Corporation, or the Company, issued a press release announcing its results for the quarter ended April 28, 2024. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Colette M. Kress, Executive Vice President and Chief Financial Officer of the Company, regarding results for the quarter ended April 28, 2024, or the CFO Commentary. The CFO Commentary will be posted to http://investor.nvidia.com immediately after the filing of this Current Report.
The press release and CFO Commentary are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.
On May 22, 2024, the Company announced a ten-for-one forward stock split, or the Stock Split, of the Company’s issued common stock to be effected through the filing of an amendment to the Company's Restated Certificate of Incorporation, or the Amendment, with the Secretary of the State of Delaware. The Amendment will result in a proportionate increase in the number of shares of authorized common stock. As a result of the Stock Split, each record holder of common stock as of the close of market on Thursday, June 6, 2024 will receive nine additional shares of common stock, to be distributed after the close of market on Friday, June 7, 2024. Trading is expected to commence on a split-adjusted basis at market open on Monday, June 10, 2024.
The Company also increased its quarterly cash dividend by 150 percent from $0.04 per share to $0.10 per share of common stock. The increased dividend is equivalent to $0.01 per share on a post-Stock Split basis and will be paid on Friday, June 28, 2024, to all shareholders of record on Tuesday, June 11, 2024.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release, dated May 22, 2024, entitled "NVIDIA Announces Financial Results for First Quarter Fiscal 2025"
99.2	CFO Commentary on First Quarter Fiscal 2025 Results
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 22, 2024	By: /s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer